CERTIFICATION

         Pursuant to Section 906 of the Corporate Fraud Accountability Act of 2002 (18 U.S.C. ss. 1350, as adopted), Charles Crocker, Chief Executive Officer of BEI Technologies, Inc. (the "Company"), and John LaBoskey the Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended June 29, 2002, to which this Certification is attached as Exhibit 99.1 (the "Periodic Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the fifth day of August, 2002.


                                                     /s/Charles Crocker
                                                     ---------------------------
                                                     Charles Crocker
                                                     Chief Executive Officer


                                                     /s/John LaBoskey
                                                     ---------------------------
                                                     John LaBoskey
                                                     Chief Financial Officer